UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 April 30, 2003

                            Rexhall Industries, Inc.
               (Exact name of registrant as specified in charter)

           California                    0-10067               95-4135907
  (State or other jurisdiction         (Commission            (IRS Employer
of incorporation or organization)      File Number)        Identification No.)



                46147 7th Street West, Lancaster California 93534
                (Address of principal executive office, zip code)


                                 (661) 726-0565
              (Registrant's telephone number, including area code)


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Item 1. Changes in Control of Registrant.
Not applicable.

Item 2. Acquisition or Disposition of Assets.
None.

Item 3. Bankruptcy or Receivership.
Not applicable.

Item 4. Changes in Registrant's Certifying Accountant.
Not applicable

Item 5. Other Events.
Late filing: the 2002 10K filing, while technically presented on April 15, 2003, was recorded as filed on April 16, 2003.

Beckman, Kirkland & Whitney and KPMG original, signed opinion letters were not in the possession of Rexhall Industries, Inc. when the company filed the 2002 10K. Said Beckman, Kirkland & Whitney & KPMG opinion letters were delivered on April 16, 2003 and April 17, 2003 respectively and are now within the company's custody.

On April 22, 2003 J. Michael Bourne resigned as Executive Vice President, Chief Operating Officer, Acting Chief Financial Officer and Director of Rexhall Industries, Inc. Said resignations were accepted by the company on April 23, 2003

Item 6. Resignations of Registrant's Directors.
Not applicable.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.
(a) Financial Statements - Not applicable
(b) Pro Forma Financial Information - Not applicable
(c) Exhibits - Not applicable

Item 8. Change in Fiscal Year
Not applicable.

Item 9. Regulation FD Disclosure
Not applicable.


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
                                               Rexhall Industries, Inc.
                                                    (Registrant)


Date: April 30, 2003                           By:  /s/ William J. Rex
                                               ----------------------------
                                               William J. Rex, President & Chief
                                               Executive Officer